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                                                                   Exhibit 10.4

                                 PROMISSORY NOTE

$14,000,000.00                                                Cincinnati, Ohio
                                                              November 26, 1996

     This Promissory Note ("Note") is made and entered into on the date set forth above by THOMAS EDISON INN, INCORPORATED, GRAND HARBOR RESORT INC., and ST. CLAIR INN, INC., to the order of GREAT AMERICAN LIFE INSURANCE COMPANY, an Ohio corporation, (hereinafter, together with its permitted successors and assigns,"Lender").

     This Note has been executed and delivered in connection with a certain Loan Agreement dated as of November 26, 1996, among each of the undersigned, MHG Food Service Inc., Grand Harbor Yacht Club Inc., Meritage Hospitality Group Inc. and Lender (the "Loan Agreement") and is subject to the terms and conditions of the Loan Agreement. All capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement unless the context hereof requires otherwise.

     FOR VALUE RECEIVED, the undersigned, jointly and severally, hereby promises to pay to the order of Lender the principal sum of Fourteen Million and 00/100 Dollars ($14,000,000), together with interest at the annual rate of ten and 3/10ths percent (10.3%); PROVIDED, HOWEVER, in the event and during the continuation of a violation by the Borrowers of certain financial covenants contained in the Loan Agreement such interest rate shall be increased as provided in Section 2.5 of the Loan Agreement. Commencing on January 1, 1997, the undersigned shall pay the Lender principal and interest payments of One Hundred Thirty-Seven Thousand Eight Hundred Ninety-Seven and 42/100 Dollars ($137,897.42) and shall continue to pay such amount on the first day of each month thereafter until December 1, 2003 ("Maturity Date") when the entire remaining unpaid principal balance and all accrued and unpaid interest shall be due and payable.

     Any amount of principal and interest which is not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest, payable on demand at the Default Rate, or such lesser amount as shall be the maximum rate legally enforceable.

     Principal and interest payments shall be made in lawful money of the United States of America and shall be divided equally and payable 50% to the Lender at Bank of New York, Acct. No. 141001, and 50% to Great American Insurance Company at Bankers Trust Company, Acct. No. 97-960, or at such other address as the holder hereof may give to the Borrower, in immediately available funds.



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     This Note is secured by mortgages on real estate and improvements owned by the undersigned and located in St. Clair and Ottawa Counties, Michigan and more fully described in the Open-End Mortgages and Assignments of Rents and Profits dated of even date herewith, initially and is further secured by the Loan II Collateral as described in the Loan Agreement.

     Except as otherwise provided herein, all payments received by Lender from the undersigned shall be applied as provided in the Loan Agreement. The undersigned may, at their option, voluntarily prepay this Note in whole at any time, or in part as provided for in Section 2.5 of the Loan Agreement.

     In case of an Event of Default, the entire unpaid principal amount of this Note, and all interest due hereon, may become immediately due and payable.

     Each of the undersigned hereby: (i) waives presentment, demand, notice of demand, protest, notice of protest and notice of nonpayment and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note; and (ii) consents to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or the failure to act on the part of Lender or any indulgence shown by Lender, from time to time and in one or more instances, (without notice to or further assent from the undersigned) and agrees that no such action, failure to act or failure to exercise any right or remedy, on the part of Lender shall in any way affect or impair the obligations of the undersigned or be construed as a waiver by Lender of, or otherwise affect, any of Lender's rights under this Note, under any indorsement or guaranty of this Note.

     This Note is made and delivered in the City of Cincinnati, Ohio and shall be governed by and construed in accordance with the laws of the State of Ohio. Each of the undersigned hereby designates all courts of record sitting in Cincinnati, Ohio and having jurisdiction over the subject matter, state and federal, as forums where any action, suit or proceeding in respect of or arising from or out of this Note, its making, validity or performance, may be prosecuted as to all parties, their successors and assigns, and by the foregoing designation the undersigned consents to the jurisdiction and venue of such courts.

     EACH OF THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF HAMILTON, STATE OF OHIO AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR ANY OBLIGATION SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE UNDERSIGNED ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES

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TO BE BOUND BY ANY OTHER LOAN DOCUMENT OR SUCH OBLIGATION. EACH OF THE
UNDERSIGNED DESIGNATES AND APPOINTS CT CORPORATION SYSTEM AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY EACH OF THE UNDERSIGNED WHICH IRREVOCABLY AGREE IN WRITING TO SO SERVE AS ITS AGENT TO RECEIVE ON ITS BEHALF SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE UNDERSIGNED TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF ANY SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE UNDERSIGNED AT ITS RESPECTIVE ADDRESS PROVIDED IN THE LOAN AGREEMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY OF THE UNDERSIGNED REFUSES TO ACCEPT SERVICE, EACH OF THE UNDERSIGNED HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE VALID SERVICE OF PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF LENDER TO BRING PROCEEDINGS AGAINST THE UNDERSIGNED IN THE COURTS OF ANY OTHER JURISDICTION.

     EACH OF THE UNDERSIGNED AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, ANY OF THE LOAN DOCUMENTS, OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION AND THE LENDER/BORROWER RELATIONSHIP THAT IS BEING ESTABLISHED. EACH OF THE UNDERSIGNED AND LENDER ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE UNDERSIGNED AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS NOTE AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE UNDERSIGNED AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY

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SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, THE
LOAN DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOAN OR THE NOTE. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, each of the undersigned has caused this Note to be executed by its duly authorized officer on the day and year first above written.

                                                THOMAS EDISON INN, INCORPORATED

                                            By:/s/ Christopher B. Hewett
                                               ---------------------------------
                                                Christopher B. Hewett, President

                                            GRAND HARBOR RESORT INC.

                                            By:/s/ Christopher B. Hewett
                                               ---------------------------------
                                               Christopher B. Hewett, President

                                            ST. CLAIR INN, INC.

                                            By:/s/ Christopher B. Hewett
                                               ---------------------------------
                                               Christopher B. Hewett, President